September 25, 2009

USAA Mutual Funds Trust

not in its individual capacity but on behalf of and for the benefit of the series of funds comprising the Borrower as set forth on SCHEDULE A hereto 9800
Fredericksburg Road
San Antonio, Texas 78288

Attention:  Christopher W. Claus, President

Ladies and Gentlemen:

         This Facility Agreement Letter (this "AGREEMENT") sets forth the terms and conditions for loans (each a "LOAN" and collectively the "LOANS") which USAA Capital Corporation ("CAPCO"), agrees to make during the period commencing September 25, 2009 and ending September 24, 2010 (the "FACILITY PERIOD") to USAA Mutual Funds Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "BORROWER" and collectively the "BORROWERS"), each of which is executing this Agreement not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A (as hereafter modified or amended in accordance with the terms hereof) (each a "FUND" and collectively the "FUNDS"), under a master revolving credit facility (the "FACILITY"). This Agreement replaces in its entirety that certain Facility Agreement Letter dated September 25, 2008, as heretofore amended or modified, between the Borrower and CAPCO. CAPCO and the Borrower hereby agree as follows:

         1. AMOUNT. The aggregate principal amount of the Loans to be advanced under this Facility shall not exceed, at any one time outstanding, U.S. $750,000,000 (the "COMMITMENT"). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under the Facility shall not exceed the percentage (the "BORROWING LIMIT") of the total assets of such Fund as set forth on SCHEDULE A.

         2. PURPOSE AND LIMITATIONS ON BORROWINGS. The Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility for the benefit of such Fund, if the aggregate amount of such Loan exceeds 5% of the total assets of such Fund. The Borrower will not, and will not permit any Fund to, directly or indirectly, use any proceeds of any Loan for any purpose, that would violate any provision of any applicable statute, regulation, order, or restriction.

         3. BORROWING RATE AND MATURITY OF LOANS. CAPCO shall make Loans to a Borrower and the principal amount of each Loan outstanding from time to time shall bear interest from the date each such Loan is made to, but excluding the date of payment in full thereof, at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets. Interest on the Loans shall be calculated on the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each loan will be for an established number of days agreed upon by the Borrower and CAPCO on or before the date of such Loan. Notwithstanding the above, all Loans to a Borrower shall be made available at a rate per annum equal to the rate at which CAPCO would make loans to affiliates and subsidiaries. Any past due principal and/or accrued interest shall bear interest at a rate per annum equal

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to the  aggregate  of the  "FEDERAL  FUNDS  RATE" plus 1.50  percent  (150 basis points), but not to exceed the highest lawful rate, from the date of any such payment was due, but excluding the date of payment in full thereof, and shall be payable on demand.

         4. ADVANCES, PAYMENTS, PREPAYMENTS AND READVANCES. Upon the Borrower's request, and SUBJECT TO the terms and conditions contained herein, CAPCO shall make Loans to the Borrower on behalf of and for the benefit of its respective Fund(s) during the Facility Period, and the Borrower may borrow, repay and reborrow Loans hereunder. The Loans shall be evidenced by a duly executed and delivered Master Grid Promissory Note in the form of EXHIBIT A (the "NOTE"). Each Loan shall be in an aggregate amount not less than U.S. $100,000 and increments of U.S. $1,000 in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to CAPCO prior to 2:00 p.m. San Antonio, Texas time on the day such payment is due, or as CAPCO shall otherwise direct from time to time and, SUBJECT TO the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder. Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise).

         5. FACILITY FEE. Beginning with the date of this Agreement and until such time as all Loans have been irrevocably repaid to CAPCO in full, and CAPCO is no longer obligated to make Loans, each Fund (to be allocated among the Funds as the Borrower deems appropriate) severally shall pay to CAPCO its allocated share of a facility fee (the "FACILITY FEE"). The Facility Fee will be the Borrower's assessed proportionate share of CAPCO's operating expenses related to obtaining/maintaining CAPCO's funding programs. The expense will be allocated by CAPCO to the Borrower and to the other CAPCO borrowers (CAPCO affiliates and subsidiaries) based on the Borrower's Commitment (as it may be reduced pursuant to SECTION 6) as a percentage of the total amount of borrowings authorized for all CAPCO borrowers. In no event will the Facility Fee exceed .13 of one percent (13 basis points) of the amount of the commitment, nor will it exceed the fee charged any other CAPCO affiliates and subsidiaries under similar loan arrangements.

         6. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. The Borrower on behalf of the applicable Funds shall have the right upon at least three business day's prior written notice to CAPCO, to terminate or reduce the unused portion of the Commitment. Any such reduction of the Commitment shall be in the amount of U.S. $5,000,000 or any larger integral multiple of U.S. $1,000,000 (EXCEPT that any reduction may be in the aggregate amount of the unused Commitment). Accrued fees with respect to the terminated Commitment shall be payable to CAPCO on the effective date of such termination.

         7. MANDATORY TERMINATION COMMITMENT. The Commitment shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (TOGETHER WITH accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

         8. COMMITTED FACILITY. CAPCO acknowledges that the Facility is a committed facility and that CAPCO shall be obligated to make any Loan requested during the Facility Period under this Agreement, subject to the terms and conditions hereof; PROVIDED, HOWEVER, that CAPCO shall not be obligated to make any Loan if this Facility has been terminated by the Borrower, or to a Borrower on behalf of a proposed borrowing Fund, if at the time of a request for a Loan by a Borrower (on behalf of such applicable borrowing Fund) there exists any Event of Default or condition which, with the passage of time or giving of notice, or both, would constitute or become an Event of Default with respect to such Fund.

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         9. LOAN REQUESTS.  Each request for a Loan (each a "BORROWING  NOTICE")
shall be in writing by the Borrower, EXCEPT that the Borrower may make an oral request (each an "ORAL REQUEST") PROVIDED THAT each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("TERMS") of the requested Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower which is borrowing such Loan, (iv) the Fund(s) for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit of each such Fund, and (v) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing notices shall be delivered to CAPCO by 9:00 a.m. San Antonio, Texas time on the day the Loan is requested to be made.

Each Borrowing Notice shall constitute a representation to CAPCO by the Borrower on behalf of the proposed borrowing Fund(s) of the Borrower that all of the representations and warranties made by the Borrower on behalf of the applicable borrowing Fund(s) of the Borrower in SECTION 12 are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring with respect to such borrowing Fund(s).

         10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY CAPCO. Upon receipt by CAPCO of a Borrowing Notice:

                  (a) CAPCO shall send the Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of the Borrower;

                  (b) CAPCO shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the Borrower as specified in EXHIBIT B or as the Borrower shall otherwise specify to CAPCO in a writing signed by an Authorized Individual (as defined in SECTION 11) of the Borrower and sent to CAPCO via facsimile or telecopy; and

                  (c) CAPCO shall make appropriate entries on the Note or the records of CAPCO to reflect the Terms of the Loan; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of any borrowing Fund.

CAPCO shall be entitled to rely upon and act hereunder pursuant to any Oral Request, which it reasonably believes to have been made by the Borrower through an Authorized Individual. If the Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, the Borrower will promptly notify CAPCO thereof.

         11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES. Prior to the making of any Loan pursuant to this Agreement, the Borrower shall have delivered to CAPCO (a) the duly executed Note, (b) resolution of the Borrower's Board of Trustees authorizing the Borrower to execute, deliver and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D, authorizing certain individuals ("AUTHORIZED INDIVIDUALS"), to take on behalf of the Borrower (on behalf of the applicable Funds) actions contemplated by this Agreement and the Note, and (d) the opinion of counsel to USAA Investment Management Company, manager and advisor to the Borrower, with respect to such matters as CAPCO may reasonably request.

         12. REPRESENTATIONS AND WARRANTIES. In order to induce CAPCO to enter into this

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Agreement  and to make the Loans  provided for  hereunder,  the Borrower  hereby severally, makes on behalf of each of its respective series of Funds comprising the Borrower the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

                  (a) ORGANIZATION, STANDING, ETC. The Borrower is a trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms hereof and thereof;

                  (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. The Borrower has furnished CAPCO with certain financial statements of the Borrower with respect to itself and the applicable Fund(s), all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of the Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to CAPCO by the Borrower on behalf of the applicable Fund(s) in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

                  (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary trust action of the Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws or trust agreement, as applicable, of the Borrower or of any borrowing restrictions or prospectus or statement of additional information of the Borrower or the applicable Fund(s), or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Borrower on behalf of the applicable Fund(s), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the applicable Fund(s) pursuant to any such term. The Borrower is not in violation of any term of its respective charter, by-laws or trust agreement, as applicable, and the Borrower and the applicable Fund(s) are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of the Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them;

                  (d) SEC COMPLIANCE. The Borrower and the applicable Fund(s) are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. The Borrower and the applicable Fund(s) are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and the Borrower has filed all reports with the SEC that are required of it or the applicable Fund(s);

                  (e) LITIGATION. There is no action, suit or proceeding pending or, to the best of the Borrower's knowledge, threatened against the Borrower or the applicable Fund(s) in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the assets or business operations of the Borrower or the applicable Fund(s) or the ability of such applicable Fund(s) to pay and perform their respective obligations hereunder and under the Notes; and

                  (f) FUNDS' OBLIGATION FOR REPAYMENT. The assets of each Fund for whose benefit Loans are borrowed by the Borrower are SUBJECT TO and liable for such Loans. CAPCO may only

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seek repayment from the assets of the Fund of the Borrower that obtained a Loan, and may not seek repayment of that Loan from the assets of any other Fund of the Borrower.

         13. AFFIRMATIVE COVENANTS OF THE BORROWER. Until such time as all amounts of principal, interest and other sums due to CAPCO by the Borrower pursuant to any Loan made to the Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to the Borrower for the benefit of the applicable Fund(s), the Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) To deliver to CAPCO as soon as possible and in any event within seventy-five (75) days after the end of each fiscal year of the Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

                  (b) To deliver to CAPCO as soon as available and in any event within seventy-five (75) days after the end of each semiannual period of the Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Fund's Semiannual Report to shareholders, TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

                  (c) To deliver to CAPCO prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in the Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of the Borrower or the applicable Fund(s) to perform their respective obligations under this Agreement or the Note;

                  (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the trust existence of the Borrower and all permits, rights and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations and orders, including without limitation, all rules and regulations promulgated by the SEC;

                  (e) To promptly notify CAPCO of any litigation, threatened legal proceeding or investigation by a governmental authority which could reasonably be expected to materially affect the ability of any applicable Fund to promptly repay the outstanding Loans made for its benefit hereunder or the ability of the Borrower or the applicable Fund(s) to otherwise perform their respective obligations hereunder;

                  (f) In the event a Loan for the benefit of a particular Fund is not repaid in full within 10 days after the date it is borrowed, and until such Loan is repaid in full, to deliver to CAPCO, within two business days after each Friday occurring after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and

                  (g) Upon the request of CAPCO, which may be made by CAPCO from time to time in the event CAPCO in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to CAPCO, within two business days after any such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such

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request.

         14. NEGATIVE COVENANTS OF THE BORROWER.Until such time as all amounts of principal, interest and other sums due to CAPCO by the Borrower pursuant to any Loan made to the Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to the Borrower for the benefit of the applicable Fund, the Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) Unless CAPCO has breached its obligations to lend hereunder or becomes insolvent or the subject of a receivership proceeding, not to incur any indebtedness for borrowed money (other than overdrafts incurred at the custodian of the Funds from time to time in the ordinary course of business) EXCEPT the Loans, without the prior written consent of CAPCO, which consent will not be unreasonably withheld; and

                  (b) Not to dissolve or terminate its existence, or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (OTHER THAN assets consisting of margin stock), each without the prior written consent of CAPCO, which consent will not be unreasonably withheld; PROVIDED THAT a Borrower or Fund may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in Rule 17a-8 under the Investment Company Act of 1940.

         15. EVENTS OF DEFAULT. If any of the following events (each an "EVENT OF DEFAULT") shall occur (it being understood that an Event of Default with respect to one Fund shall not constitute an Event of Default with respect to any other Fund):

                  (a) A Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five days after the same becomes due and payable, whether at maturity or, with respect to any Facility Fee, at a date fixed for the payment thereof;

                  (b) A Fund shall default in the performance of or compliance with any term contained in SECTION 13 and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the Borrower on behalf of such Fund by CAPCO;

                  (c) A Fund shall default in the performance of or compliance with any term contained in SECTION 14;

                  (d) A Fund shall default in the performance of or compliance with any other term contained herein and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the Borrower on behalf of such Fund by CAPCO;

                  (e) Any representation or warranty made by or on behalf of a Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made; or

                  (f) USAA Investment Management Company or any successor manager or investment adviser (PROVIDED THAT such successor manager or investment advisor is a wholly-owned subsidiary of United Services Automobile Association and/or CAPCO) shall cease to be the manager and investment advisor of a Fund; PROVIDED THAT USAA Investment Management Company (or its successor) shall be permitted to hire one or more of the existing subadvisers listed on SCHEDULE B as subadvisers for any Fund and may add new subadvisers as provided in SECTION 16(B);

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then, in any event, and at any time thereafter, if any Event of Default shall be continuing, CAPCO may by written notice to the Borrower (i) terminate its commitment to make any Loan hereunder to the Borrower with respect to such Fund, whereupon said commitment shall forthwith terminate without any other notice of any kind and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Fund, and all other amounts due hereunder with respect to such Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other amounts due hereunder shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower on behalf of the applicable Funds.

          16. NEW BORROWERS; NEW FUNDS; NEW SUBADVISERS

                  (a) So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of CAPCO, which consent will not be unreasonably withheld:

                           (i) Any investment company that becomes part of the same "GROUP OF INVESTMENT COMPANIES" (as that term is defined in Rule 11a-3 under the Investment Company Act of 1940) as the original Borrower to this Agreement, may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement) and such other documents as CAPCO may reasonably request, become a party to this Agreement and may become a "BORROWER" hereunder; and

                           (ii) A Borrower may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement), add additional Funds for whose benefit the Borrower may borrow Loans. No such amendment of SCHEDULE A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior consent of CAPCO.

                  (b) A Borrower may, by submitting an amended SCHEDULE B to this Agreement to CAPCO (which amended SCHEDULE B shall replace the SCHEDULE B which is then a part of this Agreement), add new subadvisers, which are not currently subadvising any other Fund.

         17. LIMITED RECOURSE. CAPCO agrees (a) that any claim, liability, or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (b) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Note with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

         18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, CAPCO may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceedings, against the Borrower on behalf of the applicable defaulting Fund(s), as the

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                  case may be. In the case of a default  in the  payment  of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrower deems appropriate) severally shall pay to CAPCO such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees and expenses from the relevant Fund.

         19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of CAPCO in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which CAPCO would otherwise have.

         20. EXPENSES. Each of the Funds severally shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by CAPCO in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note against such Fund.

         21. BENEFIT OF AGREEMENT. This Agreement and the Note shall be binding upon and inure for the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED THAT no party to this Agreement or the Note may assign any of its rights hereunder or thereunder without the prior written consent of the other parties.

         22. NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES

         (A) GENERAL Unless otherwise expressly provided herein, all notices, requests and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed, or delivered to the applicable address or facsimile number, or (subject to SUBSECTION (C) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to the Borrower, to the address, facsimile number, electronic mail address, or telephone number specified for such Person on EXHIBIT B or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties; and

                  (ii) if to CAPCO, to the address, facsimile number, electronic mail address, or telephone number specified on EXHIBIT C or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties.

All such notices and other communications shall be deemed to be given or made upon the EARLIER to occur of (i) actual receipt by the relevant party hereto and
(ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by certified mail, when signed for by or on behalf of the relevant party hereto; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (C) below), when delivered. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

         (b) EFFECTIVENESS OF FACSIMILE DOCUMENTS AND SIGNATURES. This Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby may be

                                       8
1989124
transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on the Borrower and CAPCO. CAPCO may also require that any such documents and signatures be confirmed by a manually-signed original thereof; PROVIDED HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) LIMITED USE OF ELECTRONIC MAIL. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as drafts of loan documents and financial statements and other information as provided in Section 13, and to distribute this Agreement and the other documents to be executed in connection herewith for execution by the parties thereto, and may not be used for any other purpose.

         23. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified or discharged EXCEPT by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         24. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof. Chapter 346 of the Texas Finance Code shall not apply to this Agreement or the Loans made hereunder.

         25. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees and other agents of the Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         26. PUBLICITY. Neither CAPCO nor the Borrower will use any name, trademark, or trade name of the other without that other party's prior written consent.

9
1989124

If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrower (not in its individual capacity, but on behalf of their respective Funds listed on SCHEDULE A hereto) and CAPCO.

Sincerely,

USAA CAPITAL CORPORATION

          /s/ Edwin T. McQuiston
By:      ______________________________
         Edwin T. McQuiston
         Senior Vice President-Treasurer

                                       10
1989124

Signature to the Facility Agreement Letter dated September 25, 2009, between USAA Mutual Funds Trust (not in its individual capacity, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A hereto) and CAPCO.

AGREED AND ACCEPTED

USAA MUTUAL FUNDS TRUST on behalf of and for the benefit of its series of Funds as set forth on SCHEDULE A to this Agreement

          /s/ Christopher W. Claus
By:      ______________________________
         Christopher W. Claus, President

                                       11
1989124

                     SCHEDULE A TO FACILITY AGREEMENT LETTER

                  FUNDS FOR WHOSE BENEFIT LOANS CAN BE BORROWED
               UNDER FACILITY AGREEMENT LETTER AND BORROWING LIMIT


BORROWER                    FUNDS                      MAXIMUM PERCENT OF THE
                                                       TOTAL ASSETS WHICH CAN BE
                                                       BORROWED UNDER FACILITY
                                                       AGREEMENT WITH CAPCO


USAA Mutual Funds Trust  USAA Aggressive Growth*             5% of Total Assets
                         USAA Growth & Income                            "
                         USAA Income Stock*                              "
                         USAA Short-Term Bond*                           "
                         USAA Money Market                               "
                         USAA Growth*                                    "
                         USAA Income*                                    "
                         USAA S&P 500 Index (Member and Reward classes)  "
                         USAA Science & Technology                       "
                         USAA First Start Growth                         "
                         USAA High Yield Opportunities*                  "
                         USAA Intermediate-Term Bond*                    "
                         USAA Small Cap Stock*                           "
                         USAA Extended Market Index                      "
                         USAA Nasdaq-100 Index                           "
                         USAA Capital Growth                             "
                         USAA Value*                                     "

                         USAA Cornerstone Strategy                       "
                         USAA Precious Metals and Minerals*              "
                         USAA International*                             "
                         USAA World Growth                               "
                         USAA GNMA Trust                                 "
                         USAA Treasury Money Market Trust                "
                         USAA Emerging Markets*                          "
                         USAA Growth and Tax Strategy                    "
                         USAA Balanced Strategy                          "
                         USAA Total Return Strategy                      "
                         USAA Target Retirement 2020 Fund                "
                         USAA Target Retirement 2030 Fund                "
                         USAA Target Retirement 2040 Fund                "
                         USAA Target Retirement 2050 Fund                "
                         USAA Target Retirement Income Fund              "
                         USAA Global Opportunities Fund                  "

                         USAA Tax Exempt Long-Term                       "
                         USAA Tax Exempt Intermediate-Term               "
                         USAA Tax Exempt Short-Term                      "
                         USAA Tax Exempt Money Market                    "

                                     12
1989124

                         USAA California Bond                            "
                         USAA California Money Market                    "
                         USAA New York Bond                              "
                         USAA New York Money Market                      "
                         USAA Virginia Bond                              "
                         USAA Virginia Money Market                      "
                         USAA Florida Tax-Free Income                    "
                         USAA Florida Tax-Free Money Market              "

                     *includes the Institutional Share class


                                                                      Schedule A
                                       13
1989124

                     SCHEDULE B TO FACILITY AGREEMENT LETTER

                              PERMITTED SUBADVISERS



         Barrow, Hanley, Mewhinney & Strauss, Inc.
         Batterymarch Financial Management, Inc.
         The Boston Company Asset Management, LLC
         Credit Suisse Asset Management, LLC
         Credit Suisse Securities (USA) LLC
         Deutsche Asset Management
         Grantham, Mayo, Van Otterloo & Co. LLC
         Loomis, Sayles & Company, L.P.
         Marsico Capital Management, LLC
         MFS Investment Management
         Northern Trust Investments, N.A.
         OFI Institutional Asset Management, Inc.
         Wellington Management Company, LLP
         BlackRock Advisors, LLC
         Quantitative Management Associates, LLC
         The Renaissance Group, LLC
         UBS Global Asset Management


                                                                     Schedule B
                                       14
1989124

                     EXHIBIT A TO FACILITY AGREEMENT LETTER

                           MASTER GRID PROMISSORY NOTE


U.S. $750,000,000                                      Dated: September 25, 2009


         FOR VALUE RECEIVED, the undersigned (the "BORROWER"), not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising the Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to the Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated September 25, 2009 (as amended or modified, the "AGREEMENT"), between the Borrower and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of the Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         The Borrower waives all claims to presentment, demand, protest, and notice of dishonor. The Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of the Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.


         This Note shall be governed by the laws of the state of Texas.

                                                                       Exhibit A
                                       15
1989124

Signature to the Master Grid Promissory Note dated September 25, 2009, by USAA Mutual Funds Trust (not in its individual capacity, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A to the Agreement) payable to CAPCO.

                                        USAA MUTUAL FUNDS TRUST
                                             on  behalf  of and for the benefit
                                             of its series of Funds as set forth
                                             on  SCHEDULE  A to the Agreement



                                        By:  ______________________________
                                             Christopher W. Claus, President


                                                                       Exhibit A

                                       16
1989124

                                SCHEDULE TO NOTE

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated September 25, 2009, executed by USAA MUTUAL FUNDS TRUST (not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising the Borrower) payable to the order of USAA CAPITAL CORPORATION.

====================================================================================================================================

Date of           Borrower     Amount of      Type of Rate and     Amount of        Date of         Other          Notation made
Loan              and Fund     Loan           Interest             Principal        Repayment       Expenses       by
                                              Rate on Date of      Repaid
                                              Borrowing
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                       17
1989124
                                                                       Exhibit A

                                    EXHIBIT B


                     EXHIBIT B TO FACILITY AGREEMENT LETTER

                           BORROWER INFORMATION SHEET

                  USAA MUTUAL FUNDS TRUST   (BORROWER)

         ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THE BORROWER:

                  9800 Fredericksburg Road
                  San Antonio, Texas 78288 (for Federal Express, 78240)

                  Attention:    Clifford A. Gladson
                                Senior Vice President, Fixed Income Investments
                                USAA Investment Management Company
                  Telephone:    (210) 498-6508
                  Cell phone:   (210) 913-6508
                  Fax:          (210) 498-6707
                  e-mail:       CLIFF.GLADSON@USAA.COM

                  Attention:    John P. Toohey
                                Vice President, Equity Investments
                                USAA Investment Management Company
                  Telephone:    (210) 498-0494
                  Fax:          (210) 498-4831
                  e-mail:       john.toohey@usaa.com

                  Attention:    Roberto Galindo, Jr.
                                Assistant Vice President
                                Portfolio Accounting & Financial Administration
                                USAA Investment Management Company
                  Telephone:    (210) 498-7261
                  Cell phone:   (210) 913-7261
                  Fax:          (210) 498-7819
                  e-mail:       bob.galindo@usaa.com

ADDRESS FOR BORROWING AND PAYMENTS:

                  9800 Fredericksburg Road
                  San Antonio, Texas 78288 (for Federal Express, 78240)

                  Attention:    Roberto Galindo, Jr.
                                Assistant Vice President
                                Portfolio Accounting & Financial Administration
                                USAA Investment Management Company
                  Telephone:    (210) 498-7261
                  Fax:          (210) 498-7819
                  e-mail:       bob.galindo@usaa.com

INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:      X    FED FUNDS               CHIPS
            ----------              ----------

                                       18
1989124

TO: (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

USAA MUTUAL FUNDS TRUST                                               Exhibit B

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA AGGRESSIVE GROWTH FUND                          ACCT.# 6938-502-9

USAA GROWTH & INCOME FUND                            ACCT.# 0022-334-7

USAA INCOME STOCK FUND                               ACCT.# 0018-780-7

USAA SHORT-TERM BOND FUND                            ACCT.# 6938-517-7

USAA MONEY MARKET FUND                               ACCT.# 6938-498-0

USAA GROWTH FUND                                     ACCT.# 6938-827-0

USAA INCOME FUND                                     ACCT.# 6938-494-9

USAA SCIENCE & TECHNOLOGY FUND                       ACCT.# 6938-515-1

USAA FIRST START GROWTH FUND                         ACCT.# 0020-571-6

USAA HIGH-YIELD OPPORTUNITIES FUND                   ACCT.# 6938-576-3

USAA INTERMEDIATE-TERM BOND FUND                     ACCT.# 6938-577-1

USAA SMALL CAP STOCK FUND                            ACCT.# 0005-523-5

USAA NASDAQ-100 INDEX FUND                           ACCT.# 6938-794-2

USAA CAPITAL GROWTH FUND                             ACCT.# 6938-796-7

USAA VALUE FUND                                      ACCT.# 6938-799-1

USAA CORNERSTONE STRATEGY FUND                       ACCT.# 6938-814-8

USAA PRECIOUS METALS AND MINERALS FUND               ACCT.# 6938-488-1

USAA INTERNATIONAL FUND                              ACCT.# 6938-497-2

USAA WORLD GROWTH FUND                               ACCT.# 6938-504-5

USAA GNMA TRUST                                      ACCT.# 6938-486-5

                                       19
1989124

USAA TREASURY MONEY MARKET TRUST                     ACCT.# 6938-493-1

USAA EMERGING MARKETS FUND                           ACCT.# 6938-501-1

USAA GROWTH AND TAX STRATEGY FUND                    ACCT.# 6938-820-5

USAA BALANCED STRATEGY FUND                          ACCT.# 6938-825-4

USAA TOTAL RETURN STRATEGY FUND                      ACCT.# 0015-342-9

USAA TAX EXEMPT LONG-TERM FUND                       ACCT.# 6938-492-3

USAA TAX EXEMPT  INTERMEDIATE-TERM FUND              ACCT.# 6938-496-4

USAA TAX EXEMPT SHORT-TERM FUND                      ACCT.# 6938-500-3

USAA TAX EXEMPT MONEY MARKET FUND                    ACCT.# 6938-514-4

USAA CALIFORNIA BOND FUND                            ACCT.# 6938-489-9

USAA CALIFORNIA MONEY MARKET FUND                    ACCT.# 6938-491-5

USAA NEW YORK BOND FUND                              ACCT.# 6938-503-7

USAA NEW YORK MONEY MARKET FUND                      ACCT.# 6938-511-0

USAA VIRGINIA BOND FUND                              ACCT.# 6938-512-8

USAA VIRGINIA MONEY MARKET FUND                      ACCT.# 6938-513-6

USAA FLORIDA TAX-FREE INCOME FUND                    ACCT.# 6938-473-3

USAA FLORIDA TAX-FREE MONEY MARKET FUND              ACCT.# 6938-467-5

USAA TARGET RETIREMENT INCOME FUND                   ACCT.# 0044-953-8

USAA TARGET RETIREMENT 2020 FUND                     ACCT.# 0044-954-6

USAA TARGET RETIREMENT 2030 FUND                     ACCT.# 0044-955-3

USAA TARGET RETIREMENT 2040 FUND                     ACCT.# 0044-956-1

USAA TARGET RETIREMENT 2050 FUND                     ACCT.# 0044-957-9

USAA GLOBAL OPPORTUNITIES FUND                       ACCT.# 0044-958-7


NORTHERN TRUST COMPANY, CHICAGO, ILLINOIS

ABA #071000152

                                       20
1989124

USAA S&P 500 INDEX FUND-MEMBER SHARES                ACCT.# 800138-20

USAA S&P 500 INDEX FUND-REWARD SHARES                ACCT.# 800138-30


J P MORGAN CHASE BANK, NEW YORK, NY

ABA #021000021

USAA EXTENDED MARKET INDEX FUND                      ACCT.# P83544

                                                                      Exhibit  B
                                       21
1989124

                                    EXHIBIT C

                      ADDRESS FOR USAA CAPITAL CORPORATION

                         USAA Capital Corporation
                         9800 Fredericksburg Road
                         San Antonio, Texas 78288

                         Attention:       Edwin T. McQuiston
                         Telephone:       (210) 498-2296
                         Fax:             (210) 498-6566
                         e-mail:          EDWIN.MCQUISTON@USAA.COM



                                                                      Exhibit C


                                       22
1989124

                     EXHIBIT D TO FACILITY AGREEMENT LETTER

                              OFFICER'S CERTIFICATE

Mark S. Howard hereby certifies that he is the duly elected Secretary of USAA Mutual Funds Trust (the "BORROWER"), and that he is authorized to execute this Certificate on behalf of the Borrower. The undersigned hereby further certifies to the following:

Any one of the President and Chief Executive Officer of United States Automobile Association ("USAA"), the Executive Vice President-Chief Financial Officer of USAA, or the Senior Vice President-Corporate Finance and Treasurer of USAA, together with either the Treasurer or Assistant Treasurer of the Borrower, are duly authorized to act on behalf of the Funds, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement dated September 25, 2009, with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                            OFFICE                            SIGNATURE


Josue  Robles, Jr.     President and Chief
                       Executive Officer
                       of USAA                         _________________________

Kristi A. Matus        Executive Vice President -
                       Chief Financial Officer of USAA _________________________

Edwin T. McQuiston     Senior Vice President-Corporate
                       Finance and  Treasurer
                       of USAA                         _________________________

Roberto Galindo, Jr.   Treasurer of the Borrower       _________________________

William A. Smith       Assistant Treasurer of
                       the Borrower                    _________________________

IN WITNESS WHEREOF, I have executed the Amended Certificate as of this 25th day of September, 2009.


__________________________
Mark S. Howard
Secretary

I, Christopher W. Claus, officer of the Borrower, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrower and that his signature set forth above is his true and correct signature.

Date:  September 25, 2009
                                                 _______________________________
                                                 Christopher W. Claus, Officer

                                                                      Exhibit D

                                       23
1989124

                           MASTER GRID PROMISSORY NOTE


U.S. $750,000,000                                      Dated: September 25, 2009

         FOR VALUE RECEIVED, the undersigned (the "BORROWER") not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising the Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated September 25, 2009 (as amended or modified, the "AGREEMENT"), between the Borrower and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of the Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         The Borrower waives all claims to presentment, demand, protest, and notice of dishonor. The Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of the Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.


         This Note shall be governed by the laws of the state of Texas.

                                       24
1989124

Signature to the Master Grid Promissory Note dated September 25, 2009, by USAA Mutual Funds Trust (not in its individual capacity, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A TO THE AGREEMENT) payable to CAPCO.


                                       USAA MUTUAL FUNDS TRUST
                                            on  behalf of and for the benefit of
                                            its  series of  Funds as set forth
                                            on  SCHEDULE  A to the Agreement

                                            /s/ Christopher W. Claus
                                       By:  _______________________________
                                            Christopher W. Claus, President



                                       25
1989124

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated September 25, 2009, executed by USAA MUTUAL FUNDS TRUST (not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising the Borrower) payable to the order of USAA CAPITAL CORPORATION.


================================================================================================================================

Date of Loan      Borrower     Amount of      Type of Rate and     Amount of        Date of         Other          Notation made
                  and Fund     Loan           Interest             Principal        Repayment       Expenses       by
                                              Rate on Date of      Repaid
                                              Borrowing
--------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================

                                       26
1989124

                              OFFICER'S CERTIFICATE

Mark S. Howard hereby certifies that he is the duly elected Secretary of USAA Mutual Funds Trust (the "BORROWER"), and that he is authorized to execute this Certificate on behalf of the Borrower. The undersigned hereby further certifies to the following:

Any one of the President and Chief Executive Officer of United States Automobile Association ("USAA"), the Executive Vice President-Chief Financial Officer of USAA, or the Senior Vice President-Corporate Finance and Treasurer of USAA, together with either the Treasurer or Assistant Treasurer of the Borrower, are duly authorized to act on behalf of the Funds, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement dated September 25, 2009, with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                   OFFICE                                    SIGNATURE



Josue Robles, Jr.      President and Chief
                       Executive Officer               /s/ Josue Robles, Jr.
                       of USAA                         _________________________

Kristi A. Matus        Executive Vice President -      /s/ Kristi A. Matus
                       Chief Financial Officer of USAA _________________________

Edwin T. McQuiston     Senior Vice President-Corporate
                       Finance and  Treasurer           /s/ Edwin T. McQuiston
                       of USAA                        _________________________

Roberto Galindo, Jr.   Treasurer of the Borrower        /s/ Roberto Galindo, Jr.
                                                      _________________________

William A. Smith       Assistant Treasurer of          /s/ William A. Smith
                       the Borrower                    _________________________

IN WITNESS WHEREOF, I have executed the Certificate as of this 25th day of September, 2009.

/s/ Mark S. Howard
_______________________
Mark S. Howard
Secretary

I, Christopher W. Claus, officer of the Borrower, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrower and that his signature set forth above is his true and correct signature.

Date:  September 25, 2009                       /s/ Christopher W. Claus
                                                 _______________________________
                                                 Christopher W. Claus, Officer

                                       27
1989124

                             SECRETARY'S CERTIFICATE

                             USAA MUTUAL FUNDS TRUST



         I, Mark S. Howard being the Secretary of USAA Mutual Funds Trust (the "Borrower") hereby certify to, and for the benefit of, USAA Capital Corporation that the following are true and correct:

     1. Resolution. The attached resolution was approved by the Board of Trustees of the Borrower and such resolution is now in full force and effect.

     2. Organization. The Borrower is duly organized and existing.

     3. Power. The Board of Trustees of the Borrower which took the action called for by the resolution attached hereto has the power to take such action.

     4. Incumbency The following-named individuals are duly elected, qualified, and acting officers of the Borrower and hold the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true and authentic signatures:


         NAME                        TITLE                SPECIMEN SIGNATURE

Christopher W. Claus                President          /s/ Christopher W. Claus
                                                       _________________________


Mark S. Howard                      Secretary         /s/ Mark S. Howard
                                                      _________________________

IN WITNESS WHEREOF, I have executed this Certificate as of this 25th day of September, 2009.

/s/ Mark S. Howard
------------------------------
Mark S. Howard, Secretary

I, Christopher W. Claus, Officer of the Borrower, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrower and that his signature set forth above is his true and correct signature.

Date:  September 25, 2009
                                                 /s/ Christopher W. Claus
                                                 ------------------------------
                                                 Christopher W. Claus, Officer

                                       28
1989124

ANNUAL REVIEW AND APPROVAL OF FUND BORROWING ARRANGEMENT

WHEREAS, USAA Mutual Funds Trust (the Trust) currently has a committed 364-day Master Revolving Credit Facility in the amount of Seven Hundred Fifty Million dollars ($750,000,000) with USAA Capital Corporation (CAPCO); and

WHEREAS, USAA Investment Management Company (IMCO) as adviser to the Trust, has recommended to the Trust's Board of Trustees that the CAPCO committed facility be renewed with a commitment in the amount of Seven Hundred Fifty Million dollars ($750,000,000); and

WHEREAS, The Trustees have determined that the terms of the existing credit facility with CAPCO, including the facility fees chargeable thereunder and the interest rates to be charged for amounts borrowed thereunder, are fair and reasonable in light of the terms of other credit facilities available to the Trust; and

WHEREAS, The Trustees have determined that entering into the proposed credit facility with CAPCO is in the best interests of the Trust and its shareholders; and

WHEREAS, The existing and future series of the Trust may borrow from non-banks to the extent permitted by applicable laws;

NOW, THEREFORE, BE IT RESOLVED, That the officers of USAA Mutual Funds Trust are hereby authorized, for the benefit of the Trust, to renew the CAPCO committed facility, as revised, effective September 25, 2009, not to exceed, in the aggregate, at any one time outstanding, SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000). The terms and conditions of such agreement shall be substantially similar to that presented at the September 24, 2009 meeting with such changes thereto as the officers, on advice of counsel, determine to be necessary or appropriate; and

BE IT FURTHER RESOLVED, That the Board of Trustees hereby approves the procedures that would apply in the event borrowings by two or more Funds exceed the available borrowings under the CAPCO facility; and

BE IT FURTHER RESOLVED, That each series of USAA Mutual Funds Trust shall pay, based on its relative net assets to total assets of all funds under the CAPCO committed facility, an apportioned share of any annual facility fee charged by the CAPCO committed facility, the fee to be effective September 25, 2009; and

BE IT FURTHER RESOLVED, That all borrowings under the CAPCO committed facility shall be authorized by the Treasurer or Assistant Treasurer of the Trust, together with any one of the following officers:

President and CEO of USAA
Executive Vice President, Chief Financial Officer of USAA
Senior Vice President, Corporate Finance and Treasurer of USAA

                                       29
1989124

9800 Fredericksburg Road
San Antonio, Texas 78288



September 25, 2009


USAA Capital Corporation
9800 Fredericksburg Rd.
San Antonio, Texas 78288

Ladies and Gentlemen:

I have acted as counsel to USAA Investment Management Company, Manager and Investment Adviser of USAA Mutual Funds Trust (the "Borrower" ), in connection with (i) the $750,000,000 committed Master Revolving Credit Facility Agreement dated September 25, 2009 (the "Credit Agreement") between the Borrower, for the benefit of the Borrower's series of funds (the "Funds"), and USAA Capital Corporation ("CAPCO") and (ii) the Note (as such term is defined in the Credit Agreement) dated September 25, 2009 made by the Borrower in favor of CAPCO (the "Note"). I am a Senior Vice President of USAA Investment Management Company, an indirect wholly-owned subsidiary of United Services Automobile Association ("USAA"). All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

I have examined such records, certificates and documents, and such questions of fact and law as I have deemed necessary or appropriate for the basis of the opinions hereinafter expressed.

Based upon and subject to the foregoing, but subject to the assumptions and qualifications set forth herein I am of the opinion that:

         1. The Borrower is a trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into the Credit
         Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms thereof.

         2. The execution, delivery and performance of the Credit Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary trust action of the Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the applicable Funds, or of any Borrowing Limit or prospectus or statement of additional information of the Borrower or its applicable Funds, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Borrower, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Borrower or its applicable Funds pursuant to any such term. No Borrower or its applicable Funds are in violation of any term of its respective charter, by-laws or trust agreement, and no Borrower or its applicable Funds are in violation of any material term of any agreement or instrument to which they are a party, or to the best of my knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them.

         3. The Borrower and its applicable Funds are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission

         (the "SEC") and applicable Blue Sky authorities. The Borrower and its applicable Funds are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or its applicable Funds.

         4. There is no action, suit or proceeding pending or, to the best of my knowledge, threatened against the Borrower or its applicable Funds in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by the Credit Agreement or which, if adversely determined, could have a material adverse effect on the assets or business operations of the Borrower or its applicable Funds or the ability of the Borrower and its applicable Funds to pay and perform their obligations under the Credit Agreement and under the Note.

         5. The Credit Agreement and the Note have been duly executed and delivered by the Borrower, for the benefit of its applicable Funds, and constitute the valid and binding obligations of the Borrower, for the benefit of its applicable Funds, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, moratorium or other applicable debtor relief laws and by general principles of equity.

         6. The assets of the Fund for whose benefit Loans are borrowed by the Borrower are subject to and liable for such Loans and are available to the Borrower for the repayment of such Loans.

In rendering the opinion expressed above, I have further assumed: (i) that the terms of the Credit Agreement will be strictly complied with by CAPCO; (ii) that there is not, nor shall there be, any form of compensation or charge, whether direct or indirect, by CAPCO in connection with any of the Loans, except as expressly set forth in the Credit Agreement; (iii) that there are not, nor will there be, any compensating balances, frozen funds, deposits or other funds of the Borrower or its applicable Funds which are pledged or hypothecated as security or which are given as any other form of compensation, whether direct or indirect, for the account or benefit of CAPCO in connection with Loans other than as provided in the Credit Agreement; (iv) that any fees which have been paid or may be paid to CAPCO or to any other party in connection with the Loans are for services actually rendered and that such fees will not exceed just and reasonable compensation for such services rendered; and (v) that the utilization fees, and any other fees to be paid to CAPCO in connection with the Loans shall be treated as interest by CAPCO for purposes of assuring that the interest charged by CAPCO on the Loans does not exceed the Maximum Lawful Rate.

In giving the foregoing opinions, I express no opinion other than as to the federal laws of the United States of America, and the laws of the state of Texas.

1989124

I am furnishing this letter to you in my capacity as counsel to USAA Investment Management Company, Manager and Investment Adviser of the Borrower, and this letter is solely for the benefit of CAPCO. This letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,


/s/ Mark S. Howard
Mark S. Howard
Senior Vice President, Secretary and Counsel
USAA Investment Management Company


1989124